UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2006

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 28, 2006, the Company signed a two year employment agreement with Mr. B. Keith Clark to serve as its Senior Vice President and General Counsel effective immediately. Pursuant to the terms of the employment agreement, the Company agreed to pay Mr. Clark an annual salary of $250,000, furnish him a leased vehicle, and allow him to participate in all employee benefits available to our other executives. In addition, under the terms of the agreement, if Mr. Clark resigns for good reason, or if the Company terminates his employment without cause or due to disability, the Company is obligated to pay Mr. Clark any unpaid but earned salary and bonus and any other benefits vested through the date of termination and the greater of twelve month’s salary or the salary remaining for the then current term of employment. On August 28, 2006, the Company’s Board of Directors agreed to grant Mr. Clark 30,000 stock options with an exercise price of $13.82. The stock options will vest over 3 years and, if not forfeited or exercised, will expire in ten years.

From 2004 until August 2006, Mr. Clark served as Senior Vice President and General Counsel for Metromedia Restaurant Group, a subsidiary of Metromedia Company, which is one of the largest privately-held companies in the United States with holdings in the hospitality, energy, telecommunications, automotive components, robotic painting, computer software, and medical technology industries. From 1997 to 2004, Mr. Clark held various General Counsel positions for Pizza Inn, Inc., a publicly-traded international restaurant franchising company (NASDAQ symbol PZZI), and most recently served as its Senior Vice President – Corporate Development, General Counsel, and Secretary. Mr. Clark received a B.S. degree with honors in Political Science from Texas Christian University in Fort Worth, Texas and received an M.B.A. degree and his Juris Doctor from the University of Texas at Austin, in Austin, Texas. In addition, Mr. Clark also is a member of the Board of Directors of several non-profit organizations.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Note: The information contained in this report (including all exhibits) is not to be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Exhibit Number	Exhibit
99.1*	Press release dated August 29, 2006 “Mannatech announces New Senior Vice President and General Counsel”.

99.2*	Employment Agreement dated August 28, 2006 between Mannatech and B. Keith Clark.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED

Dated: August 29, 2006	By:	/s/ Samuel L. Caster
	Name:	Samuel L. Caster
	Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Press release dated August 29, 2006 “Mannatech Announces New Senior Vice President and General Counsel”.

99.2*	Employment Agreement dated August 28, 2006 between Mannatech and B. Keith Clark.

*	Filed herewith.